UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 22, 2003

Ask Jeeves, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-26521	94-3334199

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5858 Horton Street, Suite 350
Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 985-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 7. EXHIBITS.

     The exhibit listed on the Exhibit Index (following this Report’s signature page) is furnished with this Report.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 22, 2003, Ask Jeeves, Inc. (“Ask Jeeves” or the “Company”) issued a press release reporting its third quarter 2003 financial results. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

     As previously announced, Ask Jeeves’ management intends to hold a conference call to discuss the quarterly results and their business outlook. The conference call is scheduled to begin at 5 p.m. Eastern time on Wednesday, October 22, 2003. A live webcast of the conference call will be available on the Investor Relations section of the Ask Jeeves’ web site (http://www.Ask.com/investor) under the category “Earnings Releases.” The webcast will also be archived for approximately three months on the same portion of the Company’s web site starting one hour after the call’s completion.

     In addition to financial measures prepared in accordance with generally accepted accounting principles, or GAAP, Ask Jeeves’ earnings release contains pro forma income or loss from continuing operations measures, which are not prepared in accordance with GAAP and may be calculated differently than pro forma income or loss measures presented by other companies. In calculating pro forma income or loss from continuing operations, Ask Jeeves adjusted its GAAP-basis income or loss from continuing operations to exclude the effects of amortization of other assets and certain other items. Ask Jeeves’ management believes that the presentation of these pro forma measures is useful to investors and other interested persons because the excluded items are less directly attributable (than the included items) to the underlying performance of what the Company considers to be its core business operations and, thus, the pro forma presentation provides an additional insight into the Company’s core operating results. In addition, Ask Jeeves has consistently provided these pro forma income (loss) metrics in previous earnings releases and believes that investors and other interested persons will find the current pro forma data useful for comparing the Company’s current report with its prior reports. Management refers to these pro forma measures to facilitate internal comparisons between the reporting periods, in making operating decisions and for budget planning purposes. There are limitations associated with Ask Jeeves’ pro forma income or loss from continuing operations metrics. For example, the pro forma metrics do not reflect (a) amortization of other assets, (b) transaction costs related to certain merger and acquisition activities that did not come to fruition, (c) the write-off of obsolete equipment, (d) gains on joint venture acquisitions or dissolutions or (e) restructuring costs from corporate downsizing. As a result, Ask Jeeves’ pro forma measures should be considered in addition to, not as a substitute for, nor superior to, income from continuing operations, income per share from continuing operations, net income, net income per share or other measures of financial performance prepared in accordance with GAAP. Ask Jeeves earnings release includes a table reconciling the non-GAAP measures presented therein with the most directly comparable GAAP measures, as required by SEC rules regarding the use of non-GAAP financial measures.

     This Report on Form 8-K is being furnished under Item 12. Pursuant to General Instruction B.6 of Form 8-K, the information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, except to the extent Ask Jeeves may specifically incorporate this Report into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC.
(Registrant)

Date:	October 22, 2003	By:	-s- Brett M. Robertson

Brett M. Robertson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Ask Jeeves, Inc. dated October 22, 2003.

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